EXHIBIT 10.44


                         REGISTRATION RIGHTS AGREEMENT


       REGISTRATION RIGHTS AGREEMENT, dated as of June 17, 1997 ("Agreement"), by and among EMPIRE OF CAROLINA, INC., a Delaware corporation (the "Company"), and SMEDLEY INDUSTRIES, INC. LIQUIDATING TRUST (the "Investor").

                                    RECITALS

         A. Pursuant to that certain Agreement by and between the Company and Investor dated as of June 17, 1997 (the "Buddy L Agreement"), the Investor, among other things, agreed to release the Company from its obligations and liabilities under certain agreements in return for certain cash and stock payments as contemplated by that certain Securities Purchase Agreement ("Securities Purchase Agreement"), dated as of May 5, 1997 by and between HPA Associates, LLC, EMP Associates LLC and the Company.

         B. As a condition to the consummation of the transactions contemplated by the Buddy L Agreement and the Securities Purchase Agreement, the parties hereto (collectively, the "Parties" and each, individually, a "Party") have entered into this Agreement to provide certain securities registration rights to the Investor.

         C. The provisions of this Agreement supersede and replace any and all registration rights previously held by any Party with respect to securities of the Company, including the registration rights contemplated by that certain Registration Rights Agreement dated July 7, 1995 (the "Buddy L Registration Rights Agreement") between the Company and Investor.

                                   AGREEMENTS

         In consideration of the foregoing recitals (which are hereby incorporated into and shall be deemed a part of this Agreement), the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. Definitions. For the purposes of this Agreement, the following terms have the meanings indicated:

                  "Commission" shall mean the United States Securities and Exchange Commission or any successor to the functions of such agency.

                  "Common Stock" shall mean the Company's Common Stock, $.10 par value, and any Stock into which such Common Stock may hereafter be changed.


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                  "Company" shall mean Empire of Carolina, Inc., a Delaware
corporation, and all successor corporations thereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all amendments and supplements thereto.

                  "Holders" shall mean the Persons who shall from time to time own of record any Security. The term "Holder" shall mean any one of the Holders.

                  "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a governmental organization or any agency or political subdivision thereof or other similar entity.

                  "Prospectus" shall mean any prospectus which is a part of a Registration Statement, together with all amendments or supplements thereto.

                  "Registrable Securities" shall mean, at any time, the shares of the then outstanding Common Stock issued to the Investor pursuant to the Buddy L Agreement or any subsequent Holder of Registrable Securities having rights hereunder pursuant to Section 10 hereof; provided, however, that Registrable Securities shall not be deemed to include any shares after such shares have been registered under the Securities Act and sold pursuant to such registration or any shares sold without registration under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act to a Person who is free to resell such shares without registration or restriction under the Securities Act; and provided, further, that Registrable Securities shall not include any shares which are eligible to be sold without registration under the Securities Act in compliance with subsection (k) of Rule 144.

                  "Registration Statement" shall mean any registration statement filed with the Commission in accordance with the Securities Act, together with all amendments or supplements thereto.

                  "Securities" shall mean any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean any one of the Securities.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

         2. Shelf Registration. Within 180 days from the Closing Date, the Company shall cause to be filed a Registration Statement (a "Shelf Registration") on Form S-3 or any other appropriate form under the Securities Act for an offering to be made on a delayed or continuous basis pursuant to Rule 415 thereunder or any similar rule that may be adopted by

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the Commission and permitting the sale of Registrable Securities by the Holders thereof (and shall register or qualify the shares to be sold in such offering under such other securities or "blue sky" laws, if any, as would be required pursuant to Section 5 below). Prior to the filing of the Shelf Registration or any supplement or amendment thereto, the Company will furnish copies of the Shelf Registration or such amendment to one counsel designated by Investor, and will not file the Shelf Registration or such amendment without the prior consent of such counsel, which consent shall not be unreasonably withheld. The Company shall use its reasonable efforts to (1) cause the Shelf Registration to be declared effective by the Commission as soon as practicable after its filing with the Commission and (2) keep the Shelf Registration continuously effective, subject to Sections 4 and 5 below. The Company shall, if necessary, supplement or make amendments to the Shelf Registration, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations thereunder or as may reasonably be requested by Investor. The Company shall pay all Registration Expenses (as defined below) incurred in connection with the Shelf Registration.

         3. Piggyback Registration. At any time prior to May 6, 2000 whenever the Company proposes to file a Registration Statement under the Securities Act with respect to an underwritten public offering of Common Stock by the Company for its own account or for the account of any other holder of Common Stock, the Company shall give written notice (the "Offering Notice") of such proposed filing at least 30 days before the anticipated filing date. Such Offering Notice shall offer Holder the opportunity to register such number of Common Stock as Investor may request in writing, which request for registration (each, a "Piggyback Registration") must be received by the Company within 25 days after the Offering Notice is given. The Company shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holder requested to include such Registrable Securities in such offering on the same terms and conditions as the Securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of a proposed underwritten offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Company's Securities or the price that may be obtained in such offering, the Company will include in such registration the number of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Company's common stock or the price to be received in such offering. In such event, the number of Registrable Securities, if any, to be offered for the account of Holder shall be reduced to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters, provided that if any other Person has rights to a Piggyback Registration with respect to the same underwritten public offering, the right of the Holder to sell its securities together with such other Persons holding Piggyback Rights shall be cut back proportionately (in relation to the number of shares that each Person so participating in the Piggyback Registration has requested to be included compared to the number of all shares with respect to which inclusion has been

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properly requested). The Company shall pay all Registration Expenses (as defined below) incurred in connection with any Piggyback Registration.

         4. Termination of Registration Rights. The registration rights provided hereunder shall continue so long as Registrable Securities remain outstanding and shall then terminate.

         5. Registration Procedures. Whenever Registrable Securities are to be registered pursuant hereto, the Company shall use its best efforts to effect the registration of Registrable Securities in accordance with the intended method of disposition thereof as expeditiously as practicable and, in connection with any such request, the Company shall as expeditiously as possible:

                  (i) furnish to Holder such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Holder;

                  (ii) if required, use best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as Holder reasonably requests in writing and to do any and all other acts and things that may be reasonably necessary or advisable to register or qualify for sale in such jurisdictions the Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction or (iv) provide any undertaking required by such other securities or "blue sky" laws or make any change in its charter or by-laws that the Board of Directors of the Company determines in good faith to be contrary to the best interest of the Company and its stockholders;

                  (iii) use best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (iv) notify Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and prepare and file with the Commission a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in

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light of the circumstances under which they were made, not misleading, provided, in the use of a Piggyback Registration, that prior to the filing of such supplement or amendment, the Company will furnish copies thereof to the Holder and any underwriters and counsel for Holder, and will not file such supplement or amendment without the prior consent of such counsel, which consent shall not be unreasonably withheld;

                  (v) enter into customary agreements (including an underwriting agreement in customary form if the offering is an underwritten offering) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (vi) make available for inspection by any seller of Registrable Securities and any attorney, accountant or other agent retained by Holder (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as are reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and agents to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that have not been filed by the Company with the Commission shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is, in the reasonable judgment of any Inspector, necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or governmental agency of competent jurisdiction or required (in the written opinion of counsel to such Holder or underwriter, which counsel shall be reasonably acceptable to the Company) pursuant to applicable state or federal law. Each seller of Registrable Securities shall be required to agree, however, that it will, upon learning that disclosure of such Records are sought by a court or governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (vii) if such sale is pursuant to an underwritten offering, use reasonable efforts to obtain a "cold comfort" letter and updates thereof from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter or underwriters reasonably request;

                  (viii) provide, if such sale is pursuant to a firm commitment underwriting, at the request of the Investor, a legal opinion of the Company's independent counsel for purpose of such registration with respect to the Registration Statement, each amendment and supplement thereto, the Prospectus included therein (including any preliminary Prospectus) and such other documents relating thereto in customary form and covering such matters of that type customarily covered by legal opinions is such nature at the date thereof; and

                  (ix) otherwise use best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon

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as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section
11(a) of the Securities Act.

         Provided that the applicable listing requirements are satisfied, the Company shall use reasonable best efforts to maintain the listing of the Common Stock on the American Stock Exchange or, if such stock is delisted from the American Stock Exchange, to provide for the listing of the Common Stock on the Nasdaq National Market.

         The Company may require Holder as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and other matters as may be required by applicable federal law to be included in the Registration Statement.

         Upon receipt of any notice from the Company of the happening of any event of the kind described in clause (iv) of this Section, Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by this clause (iv) and, if so directed by the Company, Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company gives any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to clause (iv) to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated in clause (iv). Notwithstanding anything to the contrary set forth above in this paragraph, the Company may not require Holder of Registrable Securities to discontinue disposition of Registrable Securities for purposes of effecting a public offering of any securities of the Company by any of its securityholders (other than an offering made pursuant to a registration on Form S-8). Notwithstanding the foregoing, if the Company furnishes to Holder a certificate signed by the Chief Financial Officer of the Company stating that
(i) in the good faith judgment of the Board of Directors of the Company it would be significantly disadvantageous to the Company and its stockholders for any such Shelf Registration to be amended or supplemented and (ii) the need for such an amendment or supplement is not caused by a proposed secondary public offering of securities of the Company by any of its securityholders (other than an offering made pursuant to a registration on Form S-8), the Company may defer such amending or supplementing of such Shelf Registration for not more than 45 days and in such event Holder shall be required to discontinue disposition of any Registrable Securities covered by such Shelf Registration during such period. Notwithstanding the foregoing, in connection with any amendment or supplement required to reflect a public offering of securities by the Company, the Company shall file such amendment or supplement no later than the same day that it files a Registration Statement

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relating to such offering and shall provide written notice of the filing of such amendment or supplement to the Holder promptly following such filing.

         6. Registration Expenses. The Company shall pay all expenses incident to its performance of or compliance with this Agreement, regardless of whether such registration becomes effective including, without limitation, (a) all Commission, stock exchange or market and National Association of Securities Dealers, Inc. registration and filing fees, (b) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and disbursements of the Company's independent public accountants and counsel, (e) all fees and expenses of any special experts retained by the Company in connection with any Piggyback Registration pursuant to the terms of this Agreement, and (f) the fees and disbursements of one counsel retained collectively by the Holder for a registration; provided, however, that the Company shall not pay the costs and expenses of any counsel, accountants or other representatives retained by the Holder, individually or in the aggregate (the "Registration Expenses").

         7.       Indemnification; Contribution.

                  (i) Indemnification by the Company. The Company shall indemnify, to the fullest extent permitted by law, Holder, its officers, directors and agents and each Person, if any, who controls Holder (within the meaning of the Securities Act and the Exchange Act), against any and all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to Holder furnished in writing to the Company by Holder expressly for use therein, by Holder's failure to deliver a copy of the Prospectus or any supplements thereto after the Company has furnished Holder with a sufficient number of copies of the same or by the delivery of Prospectuses by Holder after the Company notified Holder in writing to discontinue delivery of Prospectuses or by any violation of any federal, state or common law rule or regulation applicable to the Company and relating to action required of, or inaction by the Company in connection with such regulation. The Company also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person seeking indemnification and shall survive the transfer of such securities by such Person seeking information.

                  (ii) Indemnification by Holder. In connection with any Registration Statement in which Holder is participating, Holder shall furnish to the Company in writing

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such information and affidavits with respect to Holder as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers, directors and agents and each Person, if any, who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission is contained in or improperly omitted from, as the case may be, any information or affidavit with respect to Holder so furnished in writing by Holder. Holder also shall indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person seeking indemnification and shall survive the transfer of such securities by such Person seeking information.

                  (iii) Conduct of Indemnification Proceedings. Any party that proposes to assert the right to be indemnified hereunder shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties hereunder, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. If the indemnifying party assumes the defense, the indemnifying party shall have the right to settle such action without the consent of the indemnified party; provided, however, that the indemnifying party shall be required to obtain such consent (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the indemnified party or any decree or restriction on the indemnified party or its officers or directors; provided, further, that no indemnifying party, in the defense of any such action, shall, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry

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of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such action against the indemnified party. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(a) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (b) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (c) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (d) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld).

                  (iv) Contribution. If the indemnification provided for herein from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to

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include, subject to the limitations set forth in subparagraph (3) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(iv), no Holder shall be liable for or required to contribute pursuant to this Section 7(iv) or otherwise aggregate amounts exceeding the product of the public offering price, less underwriting discounts, commissions and expenses, per Registrable Securities and the number of Registrable Securities being sold by such Holder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         If indemnification is available hereunder, the indemnifying parties shall indemnify each indemnified party to the full extent provided in subparagraphs (i) and (ii) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

         8. Rule 144. The Company hereby covenants that, after the Company shall have filed a registration statement pursuant to the requirements of
Section 12 of the Exchange Act or a registration statement on Form S-4, the Company will file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of the Holder, make publicly available other information so long as necessary to permit sales by the Holder under Rule 144 under the Securities Act), and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to such Holder a written statement as to whether it has compiled with such requirements.

         9. Assignability of Registration Rights. The registration rights set forth in this Agreement shall accrue to each subsequent Holder of Registrable Securities who consents in writing to be bound by the terms and conditions of this Agreement.

         10. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. However, in the event that any court or any governmental authority or agency declares all or any part of

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any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

         11. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         12. Notices. All notices required or permitted hereunder shall be in writing and shall be: (a) sent by telex or facsimile transmission (to be effective when receipt is acknowledged unless sent after 5:00 p.m. on any business day, in which event notice shall be deemed received on the next business day); (b) personally delivered; (c) sent by certified mail, return receipt requested; or (d) sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid and, except as otherwise provided in Section 12(a) above, shall be deemed given when personally delivered or within three business days after such mailing and addressed to the Party, to the Investors at their address on the books and records of the Company, and to the Company as follows:

        To the Company:               Empire of Carolina, Inc.
                                      5150 Linton Boulevard
                                      Delray Beach, Florida  33484
                                      Attn.:  Lawrence Geller,
                                              Vice President and General Counsel
                                      Facsimile:  (561) 498-0722

        with a copy to:               Sonnenschein Nath & Rosenthal
                                      8000 Sears Tower
                                      Chicago, Illinois  60606
                                      Attn:  Kenneth G. Kolmin
                                      Facsimile:  (312) 876-7934

Such addresses may be changed by any such Party by providing like notice to the other Parties in accordance with this Section.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

         14. Entire Agreement. This Agreement contains the entire agreement and understanding of the Parties concerning the subject matter hereof, and supersedes and replaces all prior and contemporaneous negotiations, proposed agreements and agreements, written and oral, relating to such subject matter. There are no agreements, representations or warranties between the Parties as to the subject matter hereof other than those provided herein. Each of the Parties agrees and acknowledges that this Agreement replaces and

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terminates any and all registration rights provided for in the Buddy L
Registration Rights Agreement.

         15. Amendments and Governing Law. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company and Holders of a majority of the then existing shares of Registrable Securities. Any term, covenant, agreement or condition in this Agreement may be waived (either generally or in particular instances and either retroactively or prospectively) by written instruments signed by the Company and Holders of a majority of the existing shares of Registrable Securities. Any such waiver shall be limited to its express terms and shall not be deemed a waiver of any other term, covenant, agreement or condition. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of Registrable Securities then outstanding, each future Holder of such Registrable Securities and the Company.

         16. JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH BELOW, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

         17. Further Assurances. Each Party agrees to take all such steps, execute and deliver such further documents and perform such acts as may be reasonably requested by any other Party in order to effectuate the transactions contemplated by this Agreement.



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         IN WITNESS WHEREOF, each of the parties hereto has duly executed this
Agreement as of the date first above written.


EMPIRE OF CAROLINA, INC.                SMEDLEY INDUSTRIES, INC.
                                        LIQUIDATING TRUST


By: /s/ Lawrence Geller                 By: /s/ Christopher J. Kearns
    -------------------                     -------------------------
Name:  Lawrence Geller                  Name:  Christopher J. Kearns
Title: Vice President-General Counsel   Title: Director-Kahn Construction, Inc.,
                                               Trustee

Address:                                Address:



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